UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 28, 2010

SWK HOLDINGS CORPORATION
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5314 River Run Drive, Suite 350, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

(801) 805-1301
(Registrant’s Telephone Number, Including Area Code)
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 30, 2010 the Company issued a press release announcing that it had received $1 million from the purchase price escrow from the sale of substantially all of its assets to Kay Technology Inc. completed in December 2009.  Additionally, the Company announced that its 2010 annual meeting of stockholders will be held on July 15, 2010.  Stockholders of record as of the close of business on May 31, 2010 will be entitled to vote at the meeting.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.01	Press release dated April 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/S/ John Nemelka
John Nemelka
Interim Chief Executive Officer

Date: April 30, 2010